                                                                   Exhibit 10.24

                                                                  CONFORMED COPY


            THIRD AMENDMENT AND CONSENT, dated as of January 11, 2001 (this "AMENDMENT"), to the Credit Agreement, dated as of April 29, 1998 (as amended by the First Amendment to the Credit Agreement, dated as of October 22, 1999 and the Second Amendment to the Credit Agreement, dated as of October 20, 2000, the "CREDIT AGREEMENT"), among GROVE WORLDWIDE LLC, a Delaware limited liability company (the "COMPANY"), GROVE CAPITAL, INC., a Delaware corporation and a Wholly Owned Subsidiary of the Company ("GROVE CAPITAL"; the Company and Grove Capital, individually, a "BORROWER" and collectively, the "BORROWERS"), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, the "LENDERS"; individually, a "LENDER") and THE CHASE MANHATTAN BANK, as Administrative Agent (as hereinafter defined) for the Lenders hereunder.

                              W I T N E S S E T H:
                              - - - - - - - - - --

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

            WHEREAS, the Borrowers have requested that the Lenders enter into this Amendment in order to (a) permit HSBC International Trade Finance Limited ("HSBC"), upon the effectiveness of Amendment No. 6 to the Amended and Restated Facility Letter (as defined in the Intercreditor Agreement), made as of December 28, 2000, by and between Grove U.S. L.L.C. and HSBC, pursuant to which HSBC has agreed to extend its Dealer Receivables Financing until December 21, 2001 (the "HSBC DEALER RECEIVABLES FINANCING EXTENSION"), to recover its ultimate losses under dealer notes purchased by it after January 1, 2001 ratably with the Obligations of the Lenders under the Credit Agreement from the collateral supporting the Credit Agreement subject to the terms and conditions of the Intercreditor Agreement, and (b) amend the Credit Agreement in certain respects in connection with the HSBC Dealer Receivables Financing Extension, in each case in the manner provided for in this Amendment.

            NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto hereby agree as follows:

            1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following term shall have the following meaning:

            "COMMON COLLATERAL": the "Collateral" as defined in the Intercreditor Agreement.

            2. AMENDMENTS TO SECTION 1 OF THE CREDIT AGREEMENT. Subsection 1.1 of the Credit Agreement is hereby amended as follows

            (a) by adding the following definitions in their proper alphabetical order:

            "HSBC GUARANTEE AND COLLATERAL AGREEMENT": the Supplemental Guarantee and Collateral Agreement, dated as of January __, 2001, made by the Loan Parties in favor of HSBC International Trade Finance Limited, as the same may be amended, supplemented or otherwise modified from time to time. For purposes of this Agreement, the HSBC Guarantee and Collateral Agreement shall not be included in the definition of Security Documents.

            "INTERCREDITOR AGREEMENT": the Intercreditor Agreement, dated as of January 11, 2001, among The Chase Manhattan Bank, as Administrative Agent and HSBC International Trade Finance Limited, as the same may be amended, supplemented or otherwise modified from time to time.

            "THIRD AMENDMENT": the Third Amendment and Consent, dated as of January 10, 2001, to the Credit Agreement.

            "THIRD AMENDMENT EFFECTIVE DATE": the date on which all of the conditions to the effectiveness of the Third Amendment shall have been satisfied.

      and (b) by (1) adding immediately after the words "Administrative Agent" in paragraph (f) of the definition of "Deutsche Grove Eligible Accounts" the following:

            , any Lien granted or permitted pursuant to the terms of the Intercreditor Agreement or the HSBC Guarantee and Collateral Agreement

      (2) adding immediately after the words "Administrative Agent" in paragraph
      (f) of the definition of "Domestic Eligible Accounts" the following:

            and any Lien granted or permitted pursuant to the terms of the Intercreditor Agreement or the HSBC Guarantee and Collateral Agreement

      and (3) adding immediately after the words "first priority perfected Lien" in the first paragraph of the definition of "Eligible Inventory" the following:

            (except as provided by the Intercreditor Agreement)

            3. AMENDMENTS TO SECTION 4 OF THE CREDIT AGREEMENT. Subsection 4.19 of the Credit Agreement is hereby amended by (1) adding immediately after the word "except" in the parenthetical clause at the end of paragraph (a) thereof the number "(i)", (2) adding immediately after the reference to "Section 7.3" in the parenthetical clause at the end of paragraph (a) thereof the following:

            and (ii) Liens granted or permitted pursuant to the terms of the Intercreditor Agreement or the HSBC Guarantee and Collateral Agreement

      and (3) adding immediately prior to the periods at the end of each of paragraphs (b) and (c) thereof the following:

            (except for Liens granted or permitted pursuant to the terms of the Intercreditor Agreement or the HSBC Guarantee and Collateral Agreement)

            4. AMENDMENTS TO SECTION 6 OF THE CREDIT AGREEMENT. Section 6.10 of the Credit Agreement is hereby amended by (1) adding immediately after the words "first priority Mortgage" in paragraph (b) thereof the following:

            (except as provided by the Intercreditor Agreement) and (2) adding immediately after each reference to "first priority security interest" in paragraph (c) thereof the following:

            (except as provided by the Intercreditor Agreement)

            5. AMENDMENTS TO SECTION 7 OF THE CREDIT AGREEMENT. (a) Subsection
      7.1 of the Credit Agreement is hereby amended by deleting the reference to "$20,000,000" from the proviso at the end of paragraph (d) thereof and substituting in lieu thereof the amount "$16,500,000".

            (b) Subsection 7.3 of the Credit Agreement is hereby amended (1) by deleting the word "and" at the end of paragraph (t) thereof and (2) by adding immediately prior to the period at the end of paragraph (u) thereof, the following language:

      ; and (v) Liens granted or permitted pursuant to the terms of the Intercreditor Agreement or the HSBC Guarantee and Collateral Agreement

            6. AMENDMENTS TO THE BORROWING BASE CERTIFICATE. Exhibit M (the Borrowing Base Certificate) to the Credit Agreement is hereby amended by adding immediately after each reference to "No first priority security interest" therein the following:

            (except as provided by the Intercreditor Agreement)

            7. AMENDMENT TO THE GUARANTEE AND COLLATERAL AGREEMENT. The Borrowers, the Lenders and the other Loan Parties (through their execution and delivery of the Consent to this Amendment) hereby agree that subsection 4.7 of the Guarantee and Collateral Agreement is amended by adding immediately prior to the period at the end of paragraph (d) thereof the following:

            and Liens granted or permitted pursuant to the terms of the Intercreditor Agreement or the HSBC Guarantee and Collateral Agreement

            8. CONSENTS. (a) Subject to the terms hereof, the Lenders hereby consent to the execution and delivery of the Intercreditor Agreement by each party thereto, authorize the Administrative Agent to execute it on their behalf and to perform the actions described therein and consent to the execution and filing of documents and instruments related to the Lien in favor of HSBC pursuant thereto.

            (b) The Borrowers, the Administrative Agent and the Lenders acknowledge and agree that (i) notwithstanding anything to the contrary contained in any Loan Document, the application of money, property or securities realized upon the sale, disposition or other realization by the Administrative Agent on all or any part of the Common Collateral and the exercise of all rights and remedies thereunder are subject to the provisions of the Intercreditor Agreement, together with the other matters covered thereby and (ii) the representations, warranties and covenants made by the Loan Parties in the Loan Documents are deemed modified to the extent necessary to conform such representations, warranties and covenants with the requirements of the Intercreditor Agreement.

            9. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the Third Amendment Effective Date upon satisfaction of each of the following conditions:

            (a) the Administrative Agent shall have received:

            (i) counterparts of this Amendment duly executed and delivered by the Borrowers and the Required Lenders together with a Consent to this Amendment duly executed and delivered by the Loan Parties;

            (ii) counterparts of the Intercreditor Agreement in substantially the form attached hereto as Exhibit A duly executed and delivered by each party thereto; and

            (b) HSBC shall have executed and delivered the HSBC Dealer Receivables Financing Extension on a basis that maintains the aggregate financing available under the HSBC Dealer Receivables Financing at $60,000,000 or more up to and including June 30, 2001 and at $50,000,000 or more from June 30, 2001 up to and including December 31, 2001 and on terms not more restrictive that those currently applicable thereto.

      The Administrative Agent shall give prompt notice to the Borrowers, HSBC and the Lenders of the satisfaction of the conditions set forth in paragraphs (a) and (b) above.

            10. REPRESENTATION AND WARRANTIES. To induce the Agents and the Lenders parties hereto to enter into this Amendment, each Borrower hereby represents and warrants to the Agents and all of the Lenders as of the Third Amendment Effective Date that the representations and warranties made by the Borrowers in the Loan Documents are true and correct in all material respects before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties relate to a specific earlier date, in which case the Borrower confirms, reaffirms and restates such representations and warranties as of such specific date.

            11. GENERAL. (a) PAYMENT OF EXPENSES. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith (including, without limitation, the Intercreditor Agreement) and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of (x) counsel to the Administrative Agent and (y) counsel to the Lenders.

            (b) NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

            (c) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (d) COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with each Borrower and the Administrative Agent.

            (e) SUCCESSORS. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Revolving Credit Commitment and Loans.




                 [This page has been intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    GROVE WORLDWIDE LLC


                                    By: /s/ Stephen L. Cripe
                                        ----------------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


                                    GROVE CAPITAL, INC.


                                    By: /s/ Stephen L. Cripe
                                        ----------------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


                                    THE CHASE MANHATTAN BANK,
                                     as Administrative Agent, Swing Line
                                    Lender, Issuing Lender and a Lender


                                    By: /s/ B. B Wuthrich
                                        ----------------------------------------
                                        Name:   B. B. Wuthrich
                                        Title:  Vice President


                                    ARCHIMEDES FUNDING, L.L.C.


                                    By: /s/ David H. Scheiber
                                        ----------------------------------------
                                        Name:   David H. Scheiber
                                        Title:  Vice President


                                    BALANCED HIGH-YIELD FUND I LTD.
                                    BY: BHF (USA) CAPITAL CORPORATION, acting
                                    as Attorney-in-Fact


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    BHF (USA) CAPITAL CORPORATION


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CERES FINANCE, LTD.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    COMERICA BANK


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CONTINENTAL ASSURANCE COMPANY
                                    SEPARATE ACCOUNT (E)
                                    By: TCW Asset Management Company, as
                                    Attorney-in-Fact

                                    By: /s/ Mark L. Gold
                                        ----------------------------------------
                                        Name:   Mark L. Gold
                                        Title:  Managing Director

                                    By: /s/ Johnathan Insull
                                        ----------------------------------------
                                        Name:   Johnathan Insull
                                        Title:  Senior Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    CYPRESSTREE INVESTMENT FUND, LLC
                                    BY: CYPRESSTREE INVESTMENT MANAGEMENT
                                    COMPANY, INC., its Managing Member


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CYPRESSTREE INVESTMENT PARTNERS II
                                    BY:  CYPRESSTREE INVESTMENT MANAGEMENT
                                    COMPANY, INC., its Managing Member


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    ELC (CAYMAN) LTD.


                                    By: /s/ E.A. Kratzman
                                        ----------------------------------------
                                        Name:   E.A. Kratzman, III
                                        Title:  Managing Director


                                    FLEET NATIONAL BANK, Formerly known as
                                    BankBoston, N.A.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    FLEET BUSINESS CREDIT CORPORATION


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    FREMONT INVESTMENT & LOAN


                                    By: /s/ Steven C. Bierman
                                        ----------------------------------------
                                        Name:   Steven C. Bierman
                                        Title:  Senior Vice President and
                                                General Manager, Syndicated
                                                Loan Group


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    HIGHLAND CRUSADER OFFSHORE PARTNERS L.P.


                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Name:   Todd Travers
                                        Title:  Senior Portfolio Manager


                                    KZH CRESCENT LLC


                                    By: /s/ Kimberly Rowe
                                        ----------------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent


                                    KZH CRESCENT 2 LLC


                                    By: /s/ Kimberly Rowe
                                        ----------------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent


                                    KZH CRESCENT 3 LLC


                                    By: /s/ Kimberly Rowe
                                        ----------------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent

                                    KZH CYPRESS TREE-1 LLC


                                    By: /s/ Kimberly Rowe
                                        ----------------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent


                                    KZH PAMCO LLC


                                    By: /s/ Kimberly Rowe
                                        ----------------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent


                                    PAMCO CAYMAN LTD.
                                    BY: HIGHLAND CAPITAL MANAGEMENT, L.P., as
                                    Collateral Manager


                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Name:   Todd Travers
                                        Title:  Senior Portfolio Manager


                                    PAM CAPITAL FUNDING LP
                                    BY: HIGHLAND CAPITAL MANAGEMENT, L.P., as
                                    Collateral Manager


                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Name:   Todd Travers
                                        Title:  Senior Portfolio Manager


                                    KZH RIVERSIDE LLC


                                    By: /s/ Kimberly Rowe
                                        ----------------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent

                                    LONG DRIVE MANAGEMENT TRUST/TRI-LINKS
                                    INVESTMENT TRUST,
                                    BY: WILMINGTON TRUST COMPANY, as Owner
                                    Trustee


                                    By: /s/ David A. Vanaskey, Jr.
                                        ----------------------------------------
                                        Name:   David A. Vanaskey, Jr.
                                        Title:  Vice President


                                    MASSACHUSETTS MUTUAL LIFE INSURANCE


                                    By: /s/ Lisa J. Yoerg
                                        ----------------------------------------
                                        Name:   Lisa J. Yoerg
                                        Title:  Managing Director


                                    MERRILL LYNCH, PIERCE, FENNER & SMITH, INC


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    ML CBO IV (Cayman Ltd)
                                    BY: HIGHLAND CAPITAL MANAGEMENT, L.P., as
                                    Collateral Manager


                                    By: /s/ Todd Travers
                                        ----------------------------------------
                                        Name:   Todd Travers
                                        Title:  Senior Portfolio Manager


                                    OAK HILL SECURITIES FUND, L.P.

                                    By: Oak Hill Securities Gen Par, L.P, its
                                        General Partner

                                    By: Oak Hill Securities MGP, Inc., its
                                        General Partner


                                    By: /s/ SCOTT D. KRASE
                                        ----------------------------------------
                                        Name:   Scott D. Krase
                                        Title:  Vice President

                                    SEQUILS I, LTD

                                    By: TCW Advisors, Inc. as its Collateral
                                     Manager


                                    By: /s/ Mark L. Gold
                                        ----------------------------------------
                                        Name:   Mark L. Gold
                                        Title:  Managing Director


                                    By: /s/ Johnathan Insull
                                        ----------------------------------------
                                        Name:   Johnathan Insull
                                        Title:  Senior Vice President


                                    SOCIETE GENERALE, SOUTHWEST AGENCY


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    SOMERS CDO, LIMITED


                                    By: /s/ Lisa J. Yoerg
                                        ----------------------------------------
                                        Name:   Lisa J. Yoerg
                                        Title:  Managing Director


                                    TRUST COMPANY OF THE WEST


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    WELLS FARGO BANK, N.A.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is party are and shall remain in full force and effect after giving effect to the foregoing Amendment and agrees and confirms, in the case of National Crane Corporation, that it is a party to the Guarantee and Collateral Agreement as a Grantor thereunder:

                                    GROVE HOLDINGS LLC


                                    By: /s/ Stephen L. Cripe
                                        ----------------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Vice President and
                                                Chief Financial Officer


                                    GROVE WORLDWIDE LLC


                                    By: /s/ Stephen L. Cripe
                                        ----------------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


                                    GROVE CAPITAL, INC.


                                    By: /s/ Stephen L. Cripe
                                        ----------------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Vice President and
                                                Chief Financial Officer


                                    GROVE U.S. LLC


                                    By: /s/ Stephen L. Cripe
                                        ----------------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


                                    CRANE ACQUISITION CORPORATION


                                    By: /s/ Stephen L. Cripe
                                        ----------------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Vice President and
                                                Chief Financial Officer

                                    CRANE HOLDING INC.


                                    By: /s/ Keith R. Simmons
                                        ----------------------------------------
                                        Name:   Keith R. Simmons
                                        Title:  Senior Vice President and
                                                Secretary


                                    GROVE FINANCE LLC


                                    By: /s/ Stephen L. Cripe
                                        ----------------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Vice President and
                                                Chief Financial Officer


                                    NATIONAL CRANE CORPORATION


                                    By: /s/ Keith R. Simmons
                                        ----------------------------------------
                                        Name:   Keith R. Simmons
                                        Title:  Senior Vice President and
                                                Secretary